FHLB Stock	12 Months Ended
Dec. 31, 2021
Federal Home Loan Banks [Abstract]
Other Assets Disclosure - FHLB STOCK	The Bank, as a member of the FHLB of Atlanta, is required to acquire and hold shares of capital stock in the FHLB of Atlanta in an amount equal to a membership component, which was 0.05% and 0.09% of total Bank assets at December 31, 2021 and 2020, respectively, plus a transaction component equal to 3.75% and 4.25% of outstanding advances (borrowings) from the FHLB of Atlanta at December 31, 2021 and 2020, respectively. The Bank is in compliance with this requirement with an investment in FHLB of Atlanta stock of $586,000 and $2.4 million at December 31, 2021 and 2020, respectively. No readily available market exists for this stock and it has no quoted fair value. However, because redemption of this stock has historically been at par, it is carried at cost.